RISKS.WP6
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                      Date of Report:  November 14, 1996

                                BBN Corporation
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                 Massachusetts
                 ---------------------------------------------
                (State or other jurisdiction of incorporation)

        1-6435                                    04-2164398
------------------------              ---------------------------------------
(Commission File Number)              (I.R.S. Employer Identification Number)

         150 CambridgePark Drive, Cambridge, Massachusetts      02140
         ------------------------------------------------------------
         (Address of principal executive offices)          (zip code)

      Registrant's telephone number, including area code:  (617) 873-2000

        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)



Item 5.  Other Events.

In connection with the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995, BBN Corporation ("BBN" or the "Company", each of which terms includes, unless the context indicates otherwise, BBN and its consolidated subsidiaries) is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements made by, or on behalf of, the Company.


Exhibit index appears on Page 3

                              Page 1 of 11 pages

Item 7.  Financial Statements and Exhibits.

The following is filed as an Exhibit to this Report.

Exhibit:

99.1 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BBN Corporation

Dated:  November 14, 1996          By:     /s/ Paul F. Brauneis
                                           Paul F. Brauneis
                                           Vice President
                                           and Corporate Controller

                                 Exhibit Index
                                 -------------

     Number                     Exhibit                               Page
     ------                     -------                               ----
      99.1       Cautionary Statement for Purposes of the              4
                 "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.

                                     [italics][bold]Exhibit  99.1 [end italics]

CAUTIONARY FACTORS RELEVANT TO FORWARD-LOOKING INFORMATION

     [italics]The Company wishes to caution readers that the following important factors, among others, in some cases have affected the Company's results and in the future could cause actual results and needs of the Company to vary materially from forward-looking statements made from time to time by the Company on the basis of management's then-current expectations. The businesses in which the Company is engaged are in rapidly changing and competitive markets and involve a high degree of risk, and accuracy with respect to forward-looking projections is difficult.[end italics]

     [italics][bold]Rapid Technological Change and Evolving Industry Standards; Dependence upon Developments; Network Infrastructure. [end italics][end bold]The markets (both governmental and commercial) in which the Company competes are characterized by rapidly changing technology, evolving industry standards, intense competition, and frequent new service and product introductions, which require, among other things, the Company to make significant and on-going investment. The Company's success will depend upon its ability on a timely basis to develop and provide new or enhanced offerings, at competitive prices, that meet changing customer requirements or to acquire rights to such services and related products from other providers. There can be no assurance that the Company can successfully identify new opportunities and develop or obtain and bring competitive new offerings to market in a timely manner and at a competitive price. In addition, fundamental changes in the way services and products are marketed and delivered, including bundled services and products, could have a material adverse effect on the Company's business. The Company's plans include significant investment in technological and infrastructure development for Internet-related business opportunities. The Company's pursuit of necessary technological advances may require substantial effort, time, and expenditures. Development and introduction of technological advances is typically expensive and the investment often involves a long pay-back cycle. The Company has made significant investments in product and service developments in the past, some of which have not been commercially successful. Failure of the Company, for technological or other reasons, to develop or obtain and introduce, in a timely manner, and market new or enhanced offerings that are compatible with industry standards and that satisfy customer requirements at competitive prices, would have a material adverse effect on the Company's business, financial condition, and results of operations.

     In addition, the Company or its competitors may introduce enhancements to existing services or products, or embodying new technologies, industry standards, or customer requirements, that have the potential to replace or provide lower cost alternatives to the Company's existing offerings. The introduction of such enhancements or new services or products could render any of the Company's existing services and products obsolete and unmarketable. Any such event could have a material adverse effect on the Company's business, financial condition, or results of operations.

     The Company must continue to upgrade, expand, and adapt its network infrastructure on a timely basis to meet additional demand, evolving industry standards, and changing customer requirements. The upgrade, expansion, and adaptation of the Company's network infrastructure will continue to require substantial financial, operational, and management resources. There can be no assurance that the Company will be able to upgrade, expand, and adapt its network infrastructure to meet additional demand, evolving standards, or customers' changing requirements on a timely basis, at a commercially reasonable cost, or at all. Any failure to do so could have a material adverse effect on the Company's business, financial condition, or results of operations. In addition, the Company's network infrastructure is subject to malfunction, service interruptions, slowdowns, power loss, telecommunications failures, break-ins, computer viruses, fire, floods, other natural disasters, and other disruptive problems which could materially adversely affect the Company's network operations. The occurrence of such a disruptive problem at BBN's network operations centers, hubs (sites at which routers, switches, and other computer equipment which make up the backbone of the network infrastructure are located), or points-of-presence (sites at which BBN allows local access to its network) could cause interruption of network access to its customers. The Company has recently provided its customers with a guaranteed credit of one full day's service for any network backbone outage of 15 minutes or more in a 24-hour period. As a result, interruption in service could result in liability of BBN to its customers, as well as loss of existing customer business and deterrence of potential customers. Any event that causes significant interruption in operations of the Company's network could have a material adverse effect on the Company's business, financial condition, or results of operations.

     [italics][bold]Transition of Business Focus.[end italics][end bold] The Company has made a strategic decision to transition its businesses to focus principally on Internet-related business opportunities. This transition entails significant redeployment of assets and energies and entails significant investment in new technologies, as well as marketing-related and personnel-related changes. There can be no assurance that this transition will be successful or that the transition process will not have a material adverse effect on the Company's business, financial condition, or results of operations, particularly due to the Company's expenses (including selling, general, and administrative expenses) and investments attendant to this transition.

     The success of the Company's initiative will depend particularly upon the development and expansion of the market for Internet services and products. This market has only recently begun to be developed, there is considerable uncertainly as to how the market will develop, and critical issues which may affect its commercial viability remain unresolved. For example, the Company believes that the market for commercial Internet services will continue to develop only if security, reliability, capacity, ease and cost of access, availability of electronic commerce services, and quality of offerings are achieved. The market will also be affected by application to it of existing or new laws or regulations. The Company cannot predict the eventual size of the market or the rate at which such market will develop. If the markets or the underlying technologies fail to grow, grow at a rate slower than anticipated, or become saturated with competitors, the Company's business, financial condition, or results of operations could be materially adversely affected. In addition, even if the Company is successful in developing important technology and related services, the Company nevertheless may have difficulty generating sufficient revenue growth or market share and as a result may be forced either to curtail, sell, or abandon its efforts.

     In particular the Company believes the success of its Internet-related efforts will depend upon a number of factors, including the development and expansion of the market for Internet access services and products, and of the networks which comprise the Internet; the ability of the Company to continue and expand its current relationship with America Online, Incorporated ("AOL") and AT&T Corp. ("AT&T") and to develop additional strategic relationships; the capacity, reliability, cost, and security of the Company's network infrastructure; its ability to finance the expansion and upgrade of its network infrastructure; its ability to develop price competitive products and services that meet changing customer requirements or acquire rights to such products and services from other providers; its ability to compete with larger competitors, including telecommunications companies, with greater resources and existing customer relationships and with installed infrastructure and other compatible service offerings; its ability on a timely basis to attract and retain additional highly qualified management, technical, marketing, and sales personnel; its ability to manage its growth; and its ability to improve overall margins through improved operating efficiencies and an increase in the value-added services portion of its revenue.

     [italics][bold]Dependence upon and Slowdown in Government Defense Spending; Dependence upon Mature Products.[end italics][end bold] The Company has historically derived the majority of its revenue from contracts and subcontracts with the U.S. government, and currently approximately one-half of the Company's revenue is derived from the U.S. government and its agencies, particularly the Department of Defense. The Company's business with the Department of Defense has been adversely affected by significant changes in defense spending. Overall defense budgets have been declining, and the Company expects this general decline and attendant increased competition within the consolidating defense industry to continue over the next several years. Further, funding limitations could result in reduction, delay, or cancellation of existing or emerging programs. These factors have reduced the Company's U.S. government revenue and operating margins in recent fiscal periods. The Company anticipates that competition in all defense-related areas will continue to be intense and accordingly, that there will be continued significant competitive pressure to lower prices, which may reduce profitability in this area of the Company's business. Any reduction in the level or profitability of the Company's business with the federal government, if not offset by new commercial business, could have a material adverse effect on the Company's business, financial condition, or results of operations.

     The Company's traditional commercial systems and products, consisting principally of X.25 network systems and products, have reached maturity in their life cycles. The Company has discontinued sales of most of its traditional X.25 systems and products and has substantially eliminated its development effort, and significantly reduced its selling effort, for such X.25 systems and products. The Company believes that sales of these mature products will continue to decline.

     [italics][bold]Continuing Operating Losses; Cash Flow.[end italics][end bold] The Company has incurred operating losses in recent fiscal periods and operating activities continue to consume cash. The Company continues to invest in its commercial businesses, primarily in Internet-related activities, and its expense levels are based, in part, on its expectations of future revenue. If revenue levels are below expectations, operating results may be adversely affected. The Company incurred a significant operating loss for its fiscal year ending June 30, 1996 as a result of its substantial investment in internetworking activities and related significant operating losses. There can be no assurance that the Company will be able to increase commercial sales and reestablish profitability of the Company on an operating basis or that profitability, if reestablished, can be sustained. Excluding cash generated from financing activities, in the fiscal year ended June 30, 1996, the Company's continuing operations used cash of $17.8 million for operating activities and $26.4 million for the purchase of capital equipment. Further cash usage will be required to fund operating losses as well as the high level of capital expenditures in support of the investment being made in the Company's Internet-related business. There can be no assurance that the Company will be able to generate or otherwise obtain sufficient cash to meet its needs. Such inability could have a material adverse effect on the Company's business, financial condition, or results of operations.

     [italics][bold]Reliance on Strategic Relationships.[end italics][end bold] Many of the Company's services are marketed in conjunction with the services or products of other vendors, and the Company plans to continue its strategy of maintaining and developing such key strategic relationships. Examples of important strategic partners of the Company include AOL and AT&T. The Company also has strategic relationships with other companies. It is not atypical that strategic relationships involving important areas of business are often covered by contractual arrangements which are, of necessity, general on many topics and sometimes lead to failures of communication and of expectations, and to disagreements. The Company assumes that there will be disagreements with its strategic partners, and there can be no assurance that such a disagreement, or an accumulation of such disagreements, may not cause a breakdown in a strategic relationship in the future. In addition, there can be no assurance that the Company will continue to be successful in its ongoing strategic relationships, or that the Company will be able to develop additional strategic relationships. Any failure to continue or expand such relationships could have a material adverse effect on the Company's business, financial condition, or results of operations.

     There can be no assurance that the Company's distributors and other strategic partners, many of which have significantly greater financial and marketing resources than the Company, will not develop and market products in competition with the Company in the future, discontinue their relationships with the Company, or form competing arrangements with the Company's competitors. In particular, there is no assurance that AT&T will continue to purchase Internet services from the Company after the expiration of the current agreement. The agreement with AT&T also provides that at any time after the exclusivity provisions are discontinued, and subject to the guaranteed minimums, BBN agrees to provide reasonable cooperation in support of the migration of the provisioning of Internet access services to any AT&T customer, such that the services are provided by AT&T or another party other than BBN. Since entering into the agreement with AT&T, a significant number of Internet access customers added by the Company have been AT&T customers, and the percentage of such AT&T customers in the customer base purchasing the Company's Internet access services, and the percentage of BBN Planet's revenues from AT&T customers, is growing. Moreover, under the agreement AT&T's obligations to purchase a minimum amount of services in years 4 and 5 of the agreement will terminate, among other reasons, if a telecommunications carrier or on-line service provider, having the right to appoint a director of the Company, acquires ownership of 15% or more of the outstanding stock of the Company. In addition to certain other termination provisions upon breach of the agreement by BBN, AT&T may cancel the agreement in the event the Company merges with, or becomes controlled by, another telecommunications carrier or an on-line service provider, and AT&T has the right to terminate the exclusivity obligation and to withhold other financial benefits in certain other situations.

     [italics][bold]Competition.[end italics][end bold] The markets for the Company's Internet services are highly competitive. In general there are no substantial barriers to entry to the Internet services market and the Company expects that competition with its Internet activities will intensify in the future. The Company expects that all of the major on-line services and telecommunications companies will compete fully in the Internet services market, and that other new competitors, including large computer hardware, software, media, and other technology and telecommunications companies, will enter the Internet services market, resulting in even greater competition for the Company's services and significant pricing pressure, which may impact the Company's operating results. Many of the Company's competitors are more established, benefit from greater market recognition and existing customer relationships, and have engineering, marketing, financial, technological, and personnel resources greater than the Company. In addition, competitors which are telecommunications companies may be able to reduce customers' overall communications costs by combining Internet access and related services with other telecommunications services or taking advantage of installed infrastructure, thereby reducing the overall cost of their Internet services and increasing pricing pressures on BBN. Competition could also increase if new companies enter the market or if existing competitors expand their service and product lines, or combine with other providers of Internet services or complementary services. Recent trends in the telecommunications industry are toward market consolidation on a global basis to create mega-companies which can provide a bundle of local, long-distance, wireless, and Internet services to the most use-intensive customers from a single source. Relatively small, single function players may be relegated to niche positions by these larger competitors. An increase in competition could have a material adverse effect on the Company's business, financial condition, and results of operations because of price competition and loss of customers and market share. There can be no assurance that the Company will be able to offset the effects of any such price competition with an increase in the number of its customers, higher revenue from value-added services, cost reductions, or otherwise. There can be no assurance that the Company will have the financial resources, technical expertise, or marketing and support capabilities to continue to compete successfully.

     The Company's market for defense-related services is also highly competitive. The defense markets are dominated by large defense contractors with substantially greater financial and marketing resources and larger technical staffs than the Company. Recent trends in this area are toward further market consolidation of large defense contractors into a smaller number of very large entities, further concentrating financial, marketing, and technical strength and increasing competitive and pricing pressure in the industry. Such competitive pressure may adversely impact the Company's results of operations.

     [italics][bold]Dependence upon Key Personnel; Need to Hire and Train Additional Qualified Personnel.[end italics][end bold] The Company believes that its future success depends in part upon its ability to attract and retain skilled senior management and technical, professional, marketing, and sales personnel. Recently, there have been a number of management changes at the Company, including a new president and chief executive officer. In this connection, a number of senior executives have left the Company recently, including several with many years of experience with the Company.

     The Company is currently actively recruiting for a number of technical, marketing, product management, and sales positions throughout the Company. The Company, along with other high-technology companies, faces competition in hiring and retaining such skilled technical, professional, marketing, and sales personnel. In certain areas, including emerging technologies, the Internet, and marketing, the supply of such people is limited. The process of locating, hiring, and training personnel with the combination of skills and attributes required to carry out the Company's business strategy is often lengthy. The Company's employees may voluntarily terminate their employment with the Company at any time.

     The loss of service of key personnel, or the inability to attract additional qualified personnel, could have a material adverse effect on the Company's business, financial condition, or results of operations.

     [italics][bold]Dependence on Suppliers.[end italics][end bold] In connection with providing Internet access services to its customers and performing under its network management contract with AOL, the Company relies on certain national and regional telecommunications providers for data communications services, including telecommunications circuits. These services constitute a significant portion of the Company's costs to deliver connectivity services and to perform under its agreement with AOL. The Company's agreement with such telecommunications providers generally are for multi-year terms, are cancelable or renegotiable upon the occurrence of specified events, and in certain circumstances provide for minimum purchase commitments. In the event that any of the Company's current telecommunications providers is unable or unwilling to provide or expand its current level of service to the Company in the future, or in the event of potential disruption in service, the Company's operations could be materially adversely affected. In addition, there can be no assurance that the Company could obtain substitute services from other providers at reasonable or comparable prices or in a timely fashion. The Company's significant providers of telecommunications services include WorldCom, Inc. (formerly Wiltel) and MFS Communications Company, Inc., which have recently announced plans to merge. This merger will increase the Company's reliance on the combined WorldCom/MFS as a supplier of telecommunications circuits. In addition, MFS recently consummated an acquisition of UUNET Technologies, Inc., a provider of Internet access and other services and a competitor of BBN Planet.

     In addition, upgrading of current telecommunications circuits utilized for data transmission to accommodate the increases in traffic anticipated as a result of the increasing use of the Internet, including proposed future regulations which would require Internet service providers to pay an access fee for the right to utilize telecommunication circuits, could increase the costs of such data communications services, and there can be no assurance that such costs could be passed on, in whole or in part, by Internet services providers to Internet access customers. Also, such increased costs could give an advantage to those competitors of the Company which are telecommunications companies and which can offer Internet access services as part of their overall telecommunications offering.

     [italics][bold]Uncertainty of Future Financing.[end italics][end bold]
The Company may need to raise additional funds through public or private debt or equity financings in order to implement its business strategy, including for its Internet-related capital requirements. Capital needs may include funding cash flow losses from operations; expanding, upgrading, and adapting its Internet network infrastructure; investing in working capital, other capital equipment, and selling and marketing infrastructure; and pursuing potential investments, acquisitions, and other expansion opportunities. There can be no assurance that any such funding will be available to the Company, or of the terms or timing of any such funding. If adequate funds are not available or are not available on acceptable terms, the Company may not be able to take advantage of opportunities, develop new services and products, or otherwise respond to competitive pressures. Such inability could have a material adverse effect on the Company's business, financial condition, or results of operations.

     [italics][bold]Government Procurement Regulations.[end italics][end bold] The Company, like other companies doing business with the U.S. government, is subject to routine audit, and in certain circumstances to inquiry, review, or investigation, by U.S. government agencies, of its compliance with government procurement policies and practices. Based upon government procurement regulations, under certain circumstances a contractor violating or not complying with procurement regulations can be subject to legal or administrative proceedings, including fines and penalties, as well as be suspended or debarred from contracting with the government. The institution of such proceedings against the Company could, and suspension or debarment from contracting with the government would, materially adversely affect the Company's business, financial condition, and results of operations. The Company's policy has been and continues to be to conduct its activities in compliance with all applicable rules and regulations.

     The books and records of the Company are subject to audit by the Defense Contract Audit Agency ("DCAA"); such audits can result in adjustments to contract billings. Final contract billing rates for the Company have been established and billings audited for years through fiscal year 1991, except for the Company's former BBN Communications activities, for which final contract billing rates have been established and billings audited only through fiscal year 1984. The audit by DCAA of the Company's former BBN Communications activities for fiscal years 1985 through 1993, which had been delayed, is currently in progress. U.S. government revenue for BBN Communications activities during the nine-year period under audit represented approximately 40% of the Company's total U.S. government revenue during the period. Based upon its interpretations of government contract regulations, DCAA in August 1996 recommended to the responsible governmental administrative contracting officer that adjustments to BBN Communications contract billings be made which, if asserted and sustained on appeal, would have a material adverse effect on the Company's financial condition and results of operations. The amount of any adjustments which may ultimately be asserted by the administrative contracting officer on the basis of the DCAA recommendations is not currently determinable. The Company and its counsel believe that DCAA's recommendations, in substantial part, are based upon incorrect interpretations of government contract regulations and are inconsistent with decided cases. The Company expects that any adjustments which may ultimately be asserted and sustained on appeal as a result of audits of the Company's fiscal years 1985 through 1995 (including the 1985 through 1993 period for BBN Communications) will not have a material adverse effect on the Company's financial condition and results of operations. There can be no assurance that any such adjustments will not be material until the results of such audits are finalized; any such adjustments, if material and sustained on appeal, would materially adversely affect the Company's business, financial condition, and results of operations.

     [italics][bold]Dependence upon the Internet; Government Regulation and Legal Uncertainties Regarding the Internet.[end italics][end bold] An increasing percentage of the Company's revenue is being derived from Internet-related services and products, and the Company expects that its success will depend in large part upon the development of a market and infrastructure for providing Internet access and carrying Internet traffic. There are currently few domestic or foreign laws or regulations directly applicable to access to or commerce on the Internet. However, due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations, domestic and foreign, may be adopted with respect to the Internet, covering issues such as telecommunications in general, message content, user privacy, property ownership, libel, pricing, characteristics and quality of services and products, and export controls. The adoption of any such law or regulation may decrease the growth of the Internet, which could in turn decrease the demand for the Company's Internet-related services and products and increase the Company's cost of doing business or otherwise have an adverse effect on the Company's business, financial condition, or results of operations. Moreover, the Company's status or regulation under telecommunications laws, and the applicability to the Internet of existing laws governing issues such as property ownership, libel, and personal privacy are uncertain. Further, certain of the Company's services and products containing encryption technology are subject to U.S. export controls. There can be no assurance that such export controls, either in their current form or as may be subsequently enacted, will not limit the Company's ability to distribute products outside of the United States or electronically. While the Company takes precautions against unlawful exportation, the global nature of the Internet makes control of distribution on the Internet virtually impossible. In addition, federal or state legislation or regulation may further limit levels of encryption or authentication technology. Any such export restrictions, or new legislation or regulations on or application of existing laws to the Internet, could have a material adverse impact on the Company's business, financial condition, or results of operations.

     The law in the United States relating to the liability of on-line service providers, including Internet access providers, for information carried on, disseminated through, or hosted on their systems is currently unsettled. Several private lawsuits seeking to impose liability in one or more of these situations are currently pending. The imposition on Internet access providers or Web hosting site providers of potential liability for materials carried on or disseminated through their systems could require the Company to implement measures to reduce exposure to such liability, which may require the expenditure of substantial resources or the discontinuation of certain products or services offerings. International laws relating to the liability of on-line service providers, including Internet access providers, for information carried, disseminated through, or hosted on their systems likewise are being developed.

     Changes in the regulatory environment relating to the Internet access industry or the telecommunications industry in general, including regulatory changes which directly or indirectly affect telecommunication costs, the Company's status or regulation under telecommunications laws, or the scope of competition from regional telephone companies or others, could have an adverse effect on the Company's business. The Company cannot predict the impact, if any, that such regulatory changes may have on its business.

     [italics][bold]Volatility of Stock Price.[end italics][end bold] The market price of the Company's Common Stock has been volatile. Factors such as announcements of fluctuations of the operating results of the Company or other technology companies, sales of Common Stock by any of the Company's employees, technological innovations or new services or pricing announcements by the Company or its competitors, changes in financial estimates by securities analysts, or other events or factors, could have a significant impact on the future market price of the Common Stock. In addition, the stock market has experienced significant price and volume fluctuations that have particularly affected the market prices of equity securities of many technology companies, particularly in Internet-related fields, and that often have been unrelated to the operating performance of such companies. These broad market fluctuations may also adversely affect the market price of the Company's Common Stock.